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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

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                                                                                         JURISDICTION OF
NAME                                                           % OWNED                    INCORPORATION
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
BALKAMP                                                          89.6%                        INDIANA
EIS, INC.                                                       100.0%                       GEORGIA
L.O.C.O.A. LAMINATING COMPANY OF AMERICA                        100.0%                      CALIFORNIA
SCOTTSDALE TOOL & SUPPLY de MEXICO, S.A. de C.V.                100.0%              GUADALAJARA, JALISCO - MX
GENUINE PARTS HOLDINGS, LTD                                     100.0%                   ALBERTA, CANADA
GENUINE PARTS COMPANY, LTD                                      100.0%                   ALBERTA, CANADA
GENUINE PARTS FINANCE COMPANY                                   100.0%                       DELAWARE
GPC MEXICO, S.A. de C.V.                                        100.0%                    PUEBLA, MEXICO
GPC TRADING CORPORATION                                         100.0%                    VIRGIN ISLANDS
JOHNSON INDUSTRIES                                              100.0%                     ATLANTA, GA
MOTION INDUSTRIES                                               100.0%                       DELAWARE
MOTION INDUSTRIES (CANADA), INC.                                100.0%                   OTTAWA, ONTARIO
S.P. RICHARDS                                                   100.0%                       GEORGIA
HORIZON USA DATA SUPPLY, INC.                                   100.0%                        NEVADA
NORWESTRA SALES (1992), INC.                                    100.0%               BRITISH COLUMBIA/CANADA
UAP INC.                                                        100.0%                    QUEBEC, CANADA
GARANAT INC.                                                    100.0%                   FEDERAL, CANADA
UAPRO INC.                                                      100.0%                   FEDERAL, CANADA
UNITED AUTO PARTS (EASTERN) LTD.                                100.0%                   ONTARIO, CANADA
SERVICES FINANCIERS UAP INC.                                    100.0%                    QUEBEC, CANADA
AUTOMOTEUR TERREBONNE LTEE                                      100.0%                    QUEBEC, CANADA
CENTRE DI CULASSES DU QUEBEC INC.                               100.0%                    QUEBEC, CANADA
REUSINAGE KNIGHT INC.                                           100.0%                   FEDERAL, CANADA
MANCO TRUCKING                                                  100.0%                       ILLINOIS
THE FLOWERS COMPANY                                              49.0%                    NORTH CAROLINA
SULTAN PARTS HOUSE                                               51.0%                       GEORGIA
1ST CHOICE AUTO PARTS, INC.                                      51.0%                       GEORGIA
SUMNER AUTO & TRUCK, INC.                                        51.0%                       GEORGIA
AUTO PARTS OF DAYTONA, INC.                                      51.0%                       GEORGIA
LODI AUTOMOTIVE SUPPLY, INC.                                     51.0%                       GEORGIA
LAUDERDALE COUNTY SUPPLY, INC.                                   51.0%                       GEORGIA
MARION AUTO SUPPLY, INC.                                         51.0%                       GEORGIA
BAD AXE AUTO SUPPLY, INC.                                        51.0%                       GEORGIA
RIO VERDE AUTO PARTS, INC.                                       51.0%                       GEORGIA
AUTO PARTS OF JUPITER, INC.                                      51.0%                       GEORGIA
EAST TENN AUTOMOTIVE SUPPLY, INC.                                51.0%                       GEORGIA
GAINESVILLE AUTO SUPPLY, INC.                                    51.0%                       GEORGIA
SOUTHERN INDIANA PARTS, INC.                                     51.0%                       GEORGIA
AUTO PARTS OF PALMDALE, INC.                                     51.0%                       GEORGIA
FIRST CLASS AUTO PARTS, INC.                                     70.0%                       GEORGIA
POLYCO CORPORATION                                               70.0%                       GEORGIA
N. V. AUTOMOTIVE SUPPLY, INC.                                    51.0%                       GEORGIA
PARTS OF HILLSVILLE, INC.                                        70.0%                       GEORGIA
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
SMITHFIELD AUTO PARTS, INC.                                      70.0%                       GEORGIA
PRAIRIE HILLS CORP.                                              51.0%                       GEORGIA
THE WILBUR GROUP, INC.                                           51.0%                       GEORGIA
WEST VOLUSIA AUTO SUPPLY, INC.                                   51.0%                       GEORGIA
AUTO & TRUCK PARTS OF SANTA FE, INC.                             51.0%                       GEORGIA
CEREAL CITY AUTO PARTS, INC.                                     51.0%                       GEORGIA
AUTO PARTS OF CHANUTE INCORPORATED                               51.0%                       GEORGIA
SUGAR RIVER AUTO PARTS, INC.                                     51.0%                       GEORGIA
THE PARTS HOUSE, INC.                                            51.0%                       GEORGIA
CAROLINA PIEDMONT CORPORATION                                    51.0%                       GEORGIA
PUEBLO AUTOMOTIVE, INC.                                          51.0%                       GEORGIA
CRESWELL AUTO & TRUCK SUPPLY, INC.                               51.0%                       GEORGIA
CLINTON COUNTY AUTO SUPPLY, INC.                                 51.0%                       GEORGIA
PARTS CONNECTION, INC.                                           70.0%                       GEORGIA
OVERTON COUNTY PARTS CENTER, INC.                                51.0%                       GEORGIA
GRIMM MANAGEMENT RESOURCES, INC.                                 51.0%                       GEORGIA
PARTS OF COLUMBUS, INC.                                          51.0%                       GEORGIA
POTAMAC CREEK AUTO SUPPLY, INC                                   51.0%                       GEORGIA
CASS CITY AUTO & TRUCK, INC.                                     70.0%                       GEORGIA
WHITE COUNTY AUTO SUPPLY, INC.                                   51.0%                       GEORGIA
KENT-KANGLEY AUTO PARTS, INC.                                    51.0%                       GEORGIA
CAROLINA LOWCOUNTRY, INC.                                        70.0%                       GEORGIA
LOUISVILLE AUTO SUPPLY, INC.                                     51.0%                       GEORGIA
SUN VALLEY AUTO PARTS, INC.                                      51.0%                       GEORGIA
TRI-MOUNT, INC.                                                  70.0%                       GEORGIA
SANILAC AUTO AND TRUCK PARTS, INC.                               51.0%                       GEORGIA
MIDLAND AUTO AND TRUCK SUPPLY, INC.                              70.0%                       GEORGIA
ROSEBURG AUTO & TRUCK SUPPLY, INC.                               51.0%                       GEORGIA
WEST MARION COUNTY AUTO PARTS AND ACCESSORIES, INC.              70.0%                       GEORGIA
STANDARD PARTS COMPANY OF SOUTH MONROE                           51.0%                       GEORGIA
HERTFORD COUNTY AUTO PARTS, INC.                                 51.0%                       GEORGIA
SERVICE FIRST AUTO, INC.                                         51.0%                       GEORGIA
CASCADE AUTO & TRUCK SUPPLY, INC.                                51.0%                       GEORGIA
PARADISE AUTO PARTS, INC.                                        51.0%                       GEORGIA
MIDDLETON AUTO & TRUCK PARTS, INC.                               51.0%                       GEORGIA
RHINELANDER AUTO PARTS, INC.                                     51.0%                       GEORGIA
PRO CHOICE AUTOMOTIVE, INC.                                      51.0%                       GEORGIA
FIRST PARTS OF MOUNT AIRY, INC.                                  70.0%                       GEORGIA
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